Exhibit 1.02
Organization

Regulations

of UBS Group AG
Valid as of 1 March 2024

Contents
Abbreviations and definitions 3
Preamble by the Chairman
5
Introduction
1

Basis and purpose
6
2

Organization of the Group
6
Board of Directors
3

Membership
8
4

Constitution
8
5

Responsibilities and authorities
8
6

Meetings
9
7

Resolutions
10
8

Information rights
11
9

Self-assessment
11
10

Chairman
11
11

Vice Chairmen and Senior Independent Director
12
12

Group Company Secretary
12
13

Board Committees
13
Group Executive Board
14

Delegation
14
15

Group Executive Board
14
16

Group Chief Executive Officer
15
17

Group Chief Financial Officer
16
18

Group Chief Operations and Technology

Officer
16
19

Group Chief Risk Officer
16
20

Group General Counsel
17
21

Group Chief Compliance and Governance Officer
17
22

Head Group Human Resources & Group Corporate Services
17
23

Group Integration Officer
17
24

Regional Presidents

17
25

Divisional Presidents
18
26

Credit Suisse AG Chief Executive Officer
18
Group Internal Audit
27

Scope, responsibilities, authorities and reporting
19
28

Head Group IA
19
Special provisions
29

Authority to sign
21
30

Form of signature
21
31

Conduct of Board and GEB members

21
32

Entry into force, amendments
22
Annexes
A

Organizational chart of UBS Group AG
23
B

Charter of the Committees of the Board
25
C

Key Approval Authorities (internal document)

Abbreviations and definitions
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
AC
Audit Committee

Affiliated person
Person who directly or indirectly through one or more intermediaries controls or is controlled by or is under common control of UBS Group AG
AGM
Annual General Meeting of the shareholders

ALM Authorities
Asset and Liability Management Authorities – internal document setting out the high-level delegated authorities within the Group for asset and liability management
AoA
Articles of Association of UBS Group AG

BD(s)
Business division(s), organizational units of the business: (i) Global Wealth Management,

(ii) Personal & Corporate Banking, (iii) Asset Management, (iv) the Investment Bank and (v) Non-Core
and Legacy
Board/BoD
Board of Directors of UBS Group AG; non-executive Board members who do not perform manage-
ment functions within UBS Group AG
Business Regulations
Regulations issued by the BDs or GF
CCRC
Corporate Culture and Responsibility Committee

Chairman
Chairman of the Board

Chairpersons
Board members who chair the Committees
CO
Swiss Code of Obligations
Committees
Committees of the Board as set out in section 2.1
Committees’ charter
Charter of the Committees of the Board setting out the objectives, composition, authorities and re-
sponsibilities of the permanent Committees

CompCo
Compensation Committee
Corporate Bodies
The Board and bodies of the Group exercising delegated Board functions, such as the Committees, the
GEB, committees established by the GEB, Group IA or other bodies mentioned herein

CS AG CEO
Credit Suisse AG Chief Executive Officer
Divisional

President / DP
Divisional Presidents are the heads of the respective BDs, as set out in section 25 and in the respective
Business Regulations
EGM
Extraordinary General Meeting of the shareholders

EMEA
Europe, the Middle East and Africa
Financial statements
Quarterly and annual financial statements including, among others, the disclosure under “Manage-
ment’s Discussion and Analysis” and the 6K Report to the Securities and Exchange Commission and
any formal announcements relating to the Group’s performance

FINMA
Swiss Financial Market Supervisory Authority

GCRG
Group Compliance, Regulatory & Governance
GEB
Group Executive Board

GNC
Governance and Nominating Committee

Group ALCO
Group Asset and Liability Committee
Group CCGO
Group Chief Compliance and Governance Officer
Group CEO
Group Chief Executive Officer

Group CFO
Group Chief Financial Officer

Group Company Secre-
tary
Company Secretary of the Board
Group COTO
Group Chief Operations and Technology

Officer
Group CRO
Group Chief Risk Officer

Group Functional

Head / GFH
Group CFO, Group COTO, Group CRO, Group GC, Group CCGO, Head GHR&GCS, Group IO and
Group CEO (as related to the responsibilities for the Group CEO Functions as outlined in section 16.4)

GF
Group Functions, which comprises the functions headed by the Group CEO, the Group CFO, the
Group COTO, the Group CRO, the Group GC, the Group CCGO, the Head GHR&GCS and the Group
IO
Group GC
Group General Counsel
Group IA
Group Internal Audit

Group IO
Group Integration Officer
Head GHR&GCS
Head Group Human Resources & Group Corporate Services
HR
Human Resources

ICAAP
Internal Capital Adequacy Assessment Process
MD
Managing Director
ORs
Organization Regulations of UBS Group AG including annexes

Other UBS Entities
UBS Entities which are neither Significant Group Entities nor Significant Regional Entities
RC
Risk Committee

Regional

President / RP
Regional Presidents as set out in section 24 and in the RP terms of reference
Risk Authorities
Internal document setting out the high-level delegated authorities within the Group for risk manage-
ment and control

Shareholders
Shareholders of UBS Group AG
SID
The Senior Independent Director of the Board as set out in section 11
Significant Branches
Branches of UBS Entities subject to enhanced standards of corporate governance as designated by the
Group CEO
Significant Group Enti-
ties / SGEs
Significant subsidiaries of the Group subject to enhanced standards of corporate governance as desig-
nated by the GNC
Significant Regional
Entities / SREs
Subsidiaries of the Group subject to enhanced standards of corporate governance as designated by the Group CEO

SOX
Sarbanes–Oxley Act
Stakeholders
Persons, groups or organizations that have a direct or indirect stake in the Group and may,

as a result,
affect or be affected by the Group’s actions, objectives and policies

UBS/Group
UBS Group AG and its subsidiaries; the UBS group of companies
UBS Entities
All subsidiaries (excluding Special Purpose Entities) which are either wholly or majority, directly or indi-
rectly owned or otherwise controlled by UBS Group AG and which are intended to be held indefinitely
UBS Group AG
UBS Group AG, the listed parent company of the Group

Vice Chairman
The Vice Chairman of the Board as set out in section 11

Preamble by the Chairman
The combination of UBS and Credit

Suisse is the first merger of two

Global Systemically Important Financial Institutions

in h
istory
and a pivotal

moment for the

Swiss banking industry.

Building on the

heritage of the

combined firm, we

want to write

the next
successful

chapter

by

serving private,

institutional

and

corporate

clients

worldwide, as

well as

retail

clients

in

Switzerland

and
create long-term sustainable value

for investors. Our shareholders, employees,

clients and other interest groups

hold high expec-
tations of how we conduct our business. As we enter this phase of integration, good governance policies and processes are more important than

ever and,

together with

the strong

values we

have defined,

are at

the heart

of UBS’s

culture. UBS

and its

em-
ployees apply the highest standards of business ethics and personal integrity to all of our business dealings and interactions.

The Organization

Regulations constitute

the Group’s

primary corporate

governance guidelines

establishing a

corporate govern-
ance structure

for UBS Group

AG and its

subsidiaries. These Organization

Regulations have been

approved by the

Board of UBS
Group AG, they

comply with all

relevant corporate governance

requirements but are

not intended in

any way to

be a substitute
for mandatory provisions of law, rules or regulations applicable to the Group.
In the interest of transparency, the Organization Regulations are published on our website.
Colm Kelleher

Introduction
1 Basis and purpose
1.1 Basis
These ORs are enacted by the Board of

UBS Group AG pursuant to article 716b of the CO
and articles 25 and 27 of the AoA.

1.2 Purpose
The purpose of these ORs is:

(i)
to

implement

and

supplement requirements

contained

in

applicable

laws,

stock

ex-
change regulations,

supervisory regulations

and the

AoA having

regard to

pertinent
codes

of

best

practice.

In

addition,

these

ORs

constitute

the

corporate

governance
guidelines required by the New York Stock Exchange;
(ii)
to

define

the

functions,

responsibilities

and

authorities

of

UBS Group

AG’s and

the
Group’s Corporate Bodies and their members; and
(iii)
to

establish a

coherent and

efficient corporate

governance structure

by constituting
the

Group’s

primary

governance

guidelines

to

be

applied

to

all

direct

and

indirect
subsidiaries

of UBS

Group AG

and which

supersede any

other regulations

and shall
prevail in case of a conflict with such documents, subject to local law.
Mandatory

provisions of

applicable

laws, rules

and regulations

or

rules

contained in

the
AoA take precedence over the ORs.
2 Organization of the Group
2.1 Organization in general
The Group and its business are organized as follows:
(i)
The Board,

under the

leadership of

the Chairman,

has the

ultimate responsibility

for
the

direction,

supervision

and

control

of

the

Group,

and

performs

the

other

duties
described

herein

or

as

prescribed

by

mandatory

provisions

of

law.

The

Board

is

re-
sponsible for deciding

all matters and

taking business decisions where

such decisions
exceed

the

authority

delegated

by

the

Board

to

the

Committees,

the

GEB

or

the
Group CEO.
(ii)
As provided by mandatory

law, rules and regulations,

the AoA or these ORs,

the execu-
tive management

of

the Group

is delegated

to the

GEB under

the leadership

of the
Group CEO.

(iii)
The

following permanent

Committees assist

the Board

in the

performance of

its re-
sponsibilities:
(a)
the Audit Committee;

(b) the Compensation Committee;
(c)
the Corporate Culture and Responsibility Committee;

(d) the Governance and Nominating Committee; and
(e) the Risk Committee.
2.2 Group steering
UBS Group

AG, as

the listed

parent company

of the

Group, controls

directly or

indirectly
all subsidiaries and

leads the Group

by setting a

harmonized strategic direction.

It further
sets principles

and organizational

structures to

enable efficient

and coordinated

manage-
ment of the Group and control of its subsidiaries.

Notwithstanding

these

endeavors,

the

legal

independence

of

all

subsidiaries,

including
formal decision-making by

the Corporate Bodies

of the respective

entities as required

un-
der applicable constitutional

documents, and the

provisions of applicable

local laws, rules
and regulations relating to them, must be observed to the extent legally required.

2.3 Corporate culture
Under the leadership of the Chairman and the Group CEO, the Board and the

GEB issue a
Code of Conduct

and Ethics to

foster a coherent

and effective corporate

and compliance
culture for the Group.

2.4 Organization of
the Group’s business
The banking business and support

operations are performed by UBS Group

AG’s direct or
indirect subsidiaries

within the

scope of

applicable licenses.

The business

of the

Group is
organized into:
(i) business divisions;
(ii)
Group Functions; and

(iii)
other structures as the Group CEO and the GEB

consider appropriate for the effective
management and supervision of the business.

This organization must be detailed in the Business Regulations.
2.5 Transparency,
collaboration and

reporting within

the Group

Subject to and

in accordance with

applicable local

laws, rules and

regulations, Corporate
Bodies

are

bound

to

ensure

transparency

and

collaboration

within

the

Group

and

may
have additional

responsibilities and reporting

lines within

the Group

or within other

legal
entities

of

the

Group.

Any resulting

conflicts

of

interest shall

be

governed

by the

provi-
sions of the Organization

Regulations (or similar constitutional

documents) of the compa-
nies concerned.

Board of Directors
3 Membership
3.1 Election proposal
In consultation

with the

Chairman, the

GNC recommends

candidates for

election to

the
Board. The Board proposes such candidates for election by the shareholders.

3.2 Independence of
Board members
The Board’s

proposal for

election ensures

that three
-quarters of

the Board

members will
be independent. For this purpose, independence is determined in accordance with:

(i) the FINMA circular 2017/1 “Corporate governance – banks”; and
(ii)
the New York Stock Exchange rules.

Furthermore, there

must be

a sufficient

number of

Board members

who meet

the inde-
pendence

criteria

for

the

Committee

members

set

out

in

the

annex

“Charter

of

the
Committees of the Board.” The Chairman does not need to be independent.
3.3 Notification duty
Each Board member must notify the Chairman

and the GNC immediately if circumstances
change in a manner that may affect their independence.
3.4
Expectations of the

Board members
The Board, as a group,

must have the

necessary qualifications,

skills and diversity

to perform
all Board duties. In particular, the Board must together possess financial literacy, experience
in banking and risk

management, as well as international experience, including experience of international

financial

matters, and

knowledge of

the duties

of directors.

Candidates for

election to

the Board

shall be

considered in

light of

their personal

experi-
ence

and

abilities,

including

any

specialist

knowledge

or

skills

required

to

fulfill

specific
Board functions as outlined herein, as well

as their ability to contribute to building a

com-
plementary and effective Board.
4 Constitution
4.1 Number of members
The Board consists of six to twelve Board members as per article 19 of the AoA.
4.2 Term of office
The term of

office for each

Board member

is one year

pursuant to article

20 of the

AoA.
Subject to

election by

shareholders, Board members

are normally

expected to

serve for

a
minimum

of

three

years.

No

Board

member

may

serve

for

more

than

10

consecutive
terms of office, in exceptional circumstances the Board can extend this limit.
4.3 Constitutional meeting
The Board constitutes itself at its first meeting following the AGM.
In this meeting

(i) the Vice Chairmen;
(ii) the SID;
(iii)
the Chairpersons of the Committees; and

(iv)
the

Committee

members,

with

the

exception

of

the

Compensation

Committee
members,

are appointed by the Board.
The Board may remove these Board members from their special functions at any time.
5 Responsibilities and authorities
5.1 In general
In
addition to mandatory provisions

of law, rules, regulations

and the AoA, the

Board has
the responsibilities and authorities set out in these ORs.
5.2 Supervision
The

Board

is

responsible

for

the

overall

direction,

supervision

and

control

of

the

Group
and its management, as well as for supervising compliance with applicable laws, rules and regulations. The

Board exercises

oversight over

UBS Group

AG and

its subsidiaries

and is
responsible for ensuring the establishment of a clear Group governance framework to en-
sure effective steering and

supervision of the Group taking

into account the material risks
to which the Group and its subsidiaries are exposed.

5.3 Ultimate responsibility
The Board

has ultimate

responsibility for

the success of

the Group and

for delivering sus-
tainable

shareholder

value

within

a

framework

of

prudent

and

effective

controls.

It

de-
cides on the

Group’s strategy and

the necessary financial and

human resources upon rec-
ommendation

of

the

Group

CEO

and

sets

the

Group’s

values

and

standards

to

ensure
that its obligations to shareholders and other stakeholders are met.
5.4 Strategy and financial suc-
cess
The Board’s ultimate responsibility for strategy and financial success includes in particular:
(i)
deciding the strategy

of the Group

upon recommendation of

the Group CEO,

taking
into account the proposals and alternatives presented;
(ii)
approving the

risk management

and control

framework of

the Group,

including the
overall risk appetite of the Group and BDs;
(iii)
deciding

whether

the Group

should

enter

substantial new

business areas

or exit

an
existing business

area, in

cases where

the entry

or exit

is not

covered by

the current
approved strategic framework; and
(iv)
approving major acquisitions,

mergers, disposals or

capital expenditure, including de-
cisions on major changes to the

company and Group structure, major changes

in Sig-
nificant Group Entities, and other projects of strategic importance for the Group.

5.5 Finance
With respect to the ultimate responsibility

for the financial situation, the Board has

in par-
ticular the following duties:
(i)
approving

the applicable

accounting standards

and financial

control frameworks,

as
well as significant changes to them;
(ii)
annually reviewing

and approving

the three-year

strategic plan

and one-year

operat-
ing

plan

of

the

Group,

including

the

financial

objectives

and

a

capital

allocation
framework, as well as the capital and liquidity plans;
(iii) annually reviewing and approving the Group ICAAP;
(iv) reviewing and approving the annual financial statements of UBS Group AG; and
(v)
reviewing and

approving the

consolidated annual

and quarterly financial

statements,
as well

as the

consolidated annual report

of the

Group prior

to its submission

to the
AGM.

5.6 Organization
The

Board is

responsible for

establishing an

appropriate business

organization, including
in particular:
(i)
approving

and

regularly

reviewing

the

governance

principles

and

the

management
structures as set out herein;
(ii)
appointing

and

removing

GEB

members,

the

Group

Company

Secretary

and

the
Head Group IA and reviewing their performance;

(iii)
overseeing

the

effectiveness

of

the

business

organization

and

management

infor-
mation system implemented by the GEB;
(iv) supervising the internal control system;
(v) approving the charter for Group IA and monitoring Group IA; and
(vi) approving the compensation and benefits principles of the Group.
5.7 Meetings of shareholders
The Board has a duty to convene AGMs and EGMs, prepare the agenda for such meetings and implement resolutions adopted by the shareholders.

5.8 Loss of equity
In case of financial difficulties or

insufficient equity, the Board must undertake all

steps re-
quired under applicable law.
5.9 Delegation
Within the limits of applicable law,

regulations and the AoA, the Board

may delegate part
of its responsibilities and authorities to:

(i)
the Committees;

(ii)
individual Board members;

(iii) the GEB; and
(iv) individual GEB members.
5.10 Advice from third parties
The

Board

and

the

Committees

may,

in

performing

their

duties,

take

advice

from

third
parties.
6 Meetings
6.1 Number of meetings
The Board meets as often as business requires, and at least six times a year.
6.2 Convening meetings
Board meetings

are convened by

the Chairman. Upon

written request, including

reasons,
of any

Board member

or the

Group CEO

addressed to

the Chairman,

he shall

convene a
Board meeting in accordance with sections 6.3 and 6.4.

6.3 Invitation
The Chairman

or, if

absent, one

of the

Vice Chairmen

invites the

Board members

to the
Board meetings in writing (including by e-mail or other electronic means).

6.4 Agenda and notice period
The

invitation

contains

the

agenda

and

must

be

sent

to

Board

members

and

other

at-
tendees

as

a

rule at

least

five

business

days

prior

to

the

date

of

the

Board

meeting

to-
gether

with

all

necessary

supporting

material.

In

exceptional

cases,

supporting

material
may be

sent later

to allow

the Board

to receive

the latest

available information.

This ap-
plies in particular to updates on financial data.

In time
-critical cases

(as determined

at the

Chairman’s discretion),

a Board

meeting may
be held and the supporting material may be sent at shorter notice.
6.5 Chair
Board meetings

are chaired

by the

Chairman or,

if absent,

by one

of the

Vice Chairmen
or, in their absence, by

the SID or, in their absence,

by another Board member selected

by
the Board members present.
6.6 Attendees
The Board may hold Board meetings as determined by the Chairman:
(i)
with or without the participation

of the Group CEO and all

or some of the other

GEB
members; and
(ii) with the participation of other persons, who are invited to attend.
6.7 Meetings of independent
Board members
At least twice a year, the SID holds a meeting of the independent Board members without the participation of the Chairman.
6.8 Meeting format
Board meetings may be held in person or by audio or video conference.
6.9 Minutes of Board
meetings
The

minutes (including

the annexes

as presented

to the

Board) contain

all Board

resolu-
tions

made and

reflect in

a

general manner

the considerations

that led

to the

decisions
made. Dissenting

opinions of and

votes cast by

Board members must

also be

reflected in
the minutes.
6.10 Form of minutes,
inspection rights
The

minutes must

be signed

by the

Board

member chairing

the meeting

(in accordance
with section

6.5) and

the keeper

of the

minutes and

must be

made available

for review
prior to the next Board meeting at which these

shall be approved. Board members are en-
titled to examine the minutes of any Board meeting at any time.
7 Resolutions
7.1 Quorum of attendance
The presence of either

the Chairman, one of

the Vice Chairmen or

the SID, as well

as the
majority of the

Board members, is required

to pass valid Board

resolutions. If this

quorum
is not present,

the Chairman can

seek a circular

resolution of the

Board (see section

7.4).
No such quorum is required for decisions confirming, implementing and amending resolu-
tions relating to capital increases (article 23(2) of the AoA).
7.2 Quorum of resolutions, de-
cisive vote
Board resolutions are

passed by an

absolute majority of

the votes of

Board members pre-
sent; in case of a tie, the Chairman’s vote is decisive (article 23(1) of the AoA).

7.3 Resolutions on items
not on agenda
If time
-critical matters

arise after

a Board

meeting has already

been convened,

such mat-
ters may

be discussed

at the

Board meeting

and Board

resolutions made

if a

majority of
all

Board

members

present

agree.

If

feasible,

a

revised

agenda

will

be

sent

to

all

Board
members

prior

to

the

meeting.

Absent

Board

members

are

informed

of

the

resolution
made after the Board meeting.
7.4 Circular resolutions
Board resolutions may be passed in writing (including by e -mail or other electronic means)
if no material discussions are required, the matter is time-critical or has been prediscussed.
A proposal

for a

circular resolution

must be

communicated to

all Board

members and

is
only deemed to have passed if:
(i)
more

than

two-thirds

of

all

Board

members

cast

a

vote

or

give

written

notice

that
they abstain; and
(ii)
an absolute majority

of all Board

members participating in

this circular resolution

ap-
prove the proposed resolution; and

(iii)
no Board

member requests

a Board

meeting in

relation to

the subject

matter of

the
proposed Board

resolution within

three business

days of

receiving notice

of the

pro-
posal.
7.5 Effect of circular
resolutions
A circular

resolution is

as binding

as a

Board resolution

adopted at

a Board

meeting and
must be

recorded

under a

separate heading

in the

Board minutes

prepared pursuant

to
sections 6.9 and 6.10 for the next Board meeting.

8 Information rights
8.1 Right of information
Board members

have the

right to

access all

information concerning

the business and

the
affairs of the Group as may be necessary

or helpful for them to fulfill their duties as Board
members.
8.2 Request for information
during Board meetings
At Board

meetings, any

Board member

is entitled

to request

information on

any

matter
relating to

the Group

regardless of

the agenda,

and the

Board or

GEB members

present
must provide such information to the best of their knowledge.

8.3 Request for information
outside of Board meetings
Should a Board member require information or wish to review documents outside a Board meeting,

such

request

must

be

routed

through

the

Group

Company

Secretary

and

ad-
dressed to the Chairman.
8.4 Request for information
outside of Committee
meetings
Should

a

Chairperson require

information or

wish to

review documents

outside a

Com-
mittee meeting, they can,

within the range of

responsibilities of their Committee,

address
their

request

to a

member of

the GEB

directly,

to

Group IA

or to

external auditors.

The
Chairman and the Group CEO must be informed as appropriate.
9
Self-assessment

9.1 Board self -assessment
At least annually, on the basis of an assessment conducted by the GNC (which includes an appraisal by

an external

expert at

least every

three years),

the Board reviews

its own

per-
formance, as well as

the performance of each

of the Committees. Such

a review seeks to
determine whether the Board and the Committees function effectively and efficiently.

9.2 Performance evaluation
The GNC also arranges

a performance evaluation for

the Chairman. In light of

the annual
performance evaluation,

the Board

must consider

whether any

changes should

be made
to the membership of the Board or Committees.
10 Chairman
10.1 Election
The Board

proposes the

Chairman who

in turn

is elected

by shareholders

at the

general
meeting.

10.2 In general
The Chairman promotes

the highest standards

of corporate governance

for the Group

as
well as the highest standards of integrity and probity within the Group.
10.3 Management of the Board
and the Board meetings
The

Chairman

leads

the

Board, in

this

regard

he

has

in particular

the

following respon
-
sibilities:

(i) to call Board meetings and set their agenda;
(ii)
to

coordinate

the

tasks

within

the

Board

and

together

with

the

Chairpersons

the
work of all Committees;
(iii)
to ensure

that Board

members receive

accurate, timely,

clear and

necessary material
and

information to

enable

the Board

and its

Committees

to make

sound decisions,
monitor

the

management

of

the

Group

effectively

and

promote

the

success

of

the
Group;
(iv)
to

manage the

Board, its

meetings and

resources to

ensure its

effectiveness by

bal-
ancing the

time allocated

to its

strategic and

supervisory functions,

as well

as ensur-
ing sufficient time is allowed for discussion of complex or contentious matters and ar-
ranging, if necessary, informal meetings among Board members;
(v)
to encourage active

engagement by all

Board members in

all matters concerning

the
Board;
(vi)
to ensure

that Board

resolutions are

accurate in

form and

content and

that they

are
implemented properly;
(vii)
to build,

together with

the GNC,

an effective

and highly

complementary Board

with
an appropriate

balance of

skills and

experience, and

to initiate

changes in

and plan-
ning Board succession and appointments;
(viii) to ensure the operation of a clear Committee structure;
(ix)
to

provide

guidance

to

other Board

members

about

what

is expected

of

them

and
take into full account their issues and concerns; and
(x)
to consider and address,

together with the GNC,

the development needs of

individu-
al

Board

members

and

the

Board

as

a

whole

to

ensure

the

necessary

depth

and
breadth of knowledge

and experience and

to enhance the effectiveness

and efficien-
cy

of

the

Board

as

a

team

through

the

establishment

of

an

induction

program

for
new Board

members and

a satisfactory

ongoing training

and education

program for
existing

Board members,

and organize,

together with

the GEB

members, an

annual
seminar on the Group’s strategy.

10.4 Shareholders’ meetings
The Chairman ensures that the Board convenes the AGMs and EGMs and that it prepares, and decides

on, proposals

to be

made to

the shareholders.

In accordance

with article

13
of the AoA, the

Chairman presides over the

AGMs and EGMs and ensures

that the Board
implements resolutions adopted at the AGMs and EGMs insofar as permitted by law.

10.5 External communication
The Chairman,

together with

the Group CEO,

undertakes responsibility

for UBS’s

reputa-
tion,

is

further

closely

involved

in

and

responsible

for

ensuring

effective

communication
with shareholders

and stakeholders, including

government officials, regulators

and public
organizations.

The

Chairman

maintains

close

contact

with

the

Group’s

principal

regula-
tors.
The

Chairman

is

the

primary

representative

of

the

Board

and,

together

with

the

Group
CEO, of

the Group

with the

media. Other

Board members

may only

discuss Group

mat-
ters with

the media

with the

approval of

the Chairman.

The SID

ensures communication
with

those

shareholders

who

wish

to

conduct

discussions

with

an

independent

Board
member.
10.6 Relationship with Board
and GEB
The Chairman establishes and maintains close and constructive working relationships with
and promotes open communication

between the Board and

the Group CEO and

the oth-
er

GEB

members, providing

advice and

support to

them while

respecting that

executive
management responsibility is delegated to the GEB. Where appropriate, the Chairman en-
sures effective

challenge of

the Group

CEO and

the GEB

by the

Board and

the Commit-
tees and fosters ongoing and effective monitoring of performance.

10.7 Further
responsibilities

and authorities
Further

details

of

the

responsibilities

and

authorities

delegated

to

the

Chairman

are

set
out in the annexes to these ORs.
11 Vice Chairmen and Senior Independent Director
11.1 Appointment
The Board

appoints one

or
more Vice

Chairmen and

a SID.

Both offices

may be

held by
the same person.

If the Board

appoints more than

one Vice Chairman,

one of them must
be

independent.

The

Vice

Chairmen

support

the Chairman

with

the responsibilities

and
authorities outlined herein.
11.2 Responsibilities and author-
ities of each Vice Chairman
Each of the Vice Chairmen is required to:
(i) lead the Board in the absence of the Chairman;
(ii) provide support and advice to the Chairman; and
(iii)
undertake

such

specific

additional

duties

or

functions

as

the

Board

may

entrust

to
him from time to time.
11.3 Responsibilities and author-
ities of the SID
The SID is required to:
(i)
create an

appropriate information

flow and

communication system

among the

inde-
pendent Board members;
(ii)
collect

and

relay

any

issues

or

concerns

of

independent

Board

members

to

the
Chairman;
(iii)
handle

communication

on

behalf of

the independent

Board

members

and

facilitate
communication,

where

appropriate,

between

shareholders

and

independent

Board
members; and
(iv)
be available

to act as

a point of

contact for shareholders

and stakeholders

who wish
to conduct

discussions with

an independent

Board member,

including with

concerns
that have not been resolved or are not raised through the normal channels.
Further responsibilities and authorities of the SID follow from sections 6.7, 10.5 and 15.9.
12 Group Company Secretary
12.1 Appointment and
function
At the

constitutional meeting of

the Board, the

Board appoints a

Group Company Secre-
tary, who acts as secretary to the Board and its Committees.

12.2 Responsibilities and autho-
rities
The

Group Company

Secretary prepares

the

agenda

for

each Board
meeting, keeps

the
Board

minutes

and the

Committees’

minutes, and

assists the

Board

and its

members

in
coordinating and

fulfilling their

duties.

In accordance

with section

8.3,

the Group

Com-
pany Secretary coordinates

requests for information

from the members

of the Board

out-
side of Board meetings and informs the Group CEO of such requests as appropriate.
12.3 Staff and reporting
The Group

Company Secretary

manages the

staff supporting

the Board

and its

Commit-
tees and reports to the Chairman.
12.4 Official documents
The Group Company Secretary

is responsible for keeping

UBS Group AG’s official compa-
ny documents and records including their certification.

13 Board Committees
13.1 Permanent and other
Committees
The

Board

establishes

the

AC,

the
Compensation

Committee,

the

CCRC,

the

GNC

and
the RC as permanent

Committees. The Board may set

up other Committees, including

ad
hoc Committees, if deemed appropriate or necessary.
13.2 Appointment and
election
From among

its members,

the Board

appoints the

Committee members

and the

respec-
tive

Chairpersons.

The

Compensation

Committee

members

are

proposed

by

the

Board
and in turn elected by shareholders at the general meeting.
13.3 Responsibilities and autho-
rities
Based on

articles 25

and 27

of the

AoA, the

Board delegates

certain responsibilities

and
authorities to

the Committees pursuant

to the

annexes to these

ORs. The

overall respon-
sibility for such delegated competences remains with the Board.

Group Executive Board
14 Delegation
14.1 Delegation of
management
The Board delegates the executive management of the Group as set out in section 2.1(ii).
14.2 Further delegation
by the GEB
The
Group CEO

and the

GEB may

further delegate certain

responsibilities and authorities
within the Group and may empower

further delegation

of such responsibilities

and authori-
ties. Such delegations must be in writing, and clear rules on responsibilities,

authorities and
accountabilities must be

established. Specific responsibilities and

authorities delegated by
the GEB to a committee

of the GEB will

be set forth in

a resolution adopted

or a charter ap-
proved by the

GEB.
14.3 Time -critical matters
The

GEB
will establish

arrangements to

ensure that

decisions are

made in

a time-critical
business matter, should the responsible GEB member be unable to act.
15 Group Executive Board
15.1 Composition and appoint-
ment

Under the leadership of the Group CEO, the GEB is comprised of the members detailed in sections 16 to 26 of

these ORs and such further GEB

members as appointed by the Board
upon proposal of the Group CEO.

15.2 Responsibilities
and authorities
Under the leadership

of the Group

CEO, the GEB

has executive management

responsibil-
ity for the steering of the

Group and its business. It develops the

strategies for the Group,
the

BDs and

GF,

and implements

the

Board-approved

strategies. The

GEB develops,

im-
plements and

maintains an

appropriate and

adequate business

organization designed

to
ensure compliance with

applicable laws and regulations

and an appropriate

management
information system.
15.3 GEB as risk council
The GEB acts

as the

risk council of

the Group. It

has overall responsibility

for establishing
and implementing risk

management and control

in the Group. It

manages the risk

profile
of

the

Group

as

a

whole

as

determined

by

the

Board

and

the

RC

and

manages

the
Group’s reputation.

The GEB determines

its requirements for

risk reporting, including

im-
provements and changes to

the reports, and receives

periodic updates on risk

data limita-
tions.
15.4 Preparation of Board deci-
sions

Where

proposals for

decisions must

be

made

to

the Board,

the GEB

prepares

such pro-
posals and supports the Board in its decision-making process.

15.5 Group ALCO as a commit-
tee of the GEB
The

GEB

is

responsible

for

managing

the

Group’s

assets

and

liabilities

in

line

with

the
Group strategy,

risk appetite,

regulatory commitments

and interests

of shareholders

and
other stakeholders. For

this purpose,

the GEB

has established

the Group

ALCO pursuant
to

section

14.2.

Further details,

specific

responsibilities and

authorities

delegated

by the
GEB to the Group ALCO are set forth in its terms of reference.

15.6 Further duties
The

GEB is

furthermore responsible

for all

management

matters not

reserved under

the
AoA or the ORs to any other person or Corporate Body.

15.7 Meetings, agenda and no-
tice period

The GEB meets

at least once

every month or

as appropriate. The

agenda must be

sent to
the GEB members at least five calendar days

prior to the date of the GEB meeting togeth-
er with

all necessary

supporting material.

In time-critical

cases, a

GEB meeting

(called by
the Group CEO as required or at the

request of one GEB member addressed to

the Group
CEO) may be held

and the supporting material

may be sent on

shorter notice. GEB

meet-
ings

are

chaired

by

the

Group

CEO

or,

if

absent,

by

the

nominated

deputy

CEO.

GEB
meetings may be held in person or by audio or video conference.

15.8 Quorum of attendance
The presence,

either in

person or

by audio

or video

conference, of

a majority

of the

GEB
members is required to pass valid GEB resolutions.

15.9 Quorum of resolutions
The resolutions of the GEB are passed by the majority of the votes of the GEB members present. The Group CEO has the power to overrule any GEB resolution. If the Group CEO exercises this power,

he must inform the Chairman and the SID as well as the GEB imme-
diately.
15.10 Minutes of GEB meetings
Minutes are taken of all GEB meetings. They

contain all resolutions made by the GEB. The
minutes are

sent to

all GEB

members and

to the

Chairman. Board

members may

inspect
the GEB

minutes in

accordance with

section 8.

Section 6.10

applies mutatis

mutandis to
the GEB minutes.
15.11 Circular resolutions
With

respect

to

circular resolutions

of

the GEB,

sections 7.4

and

7.5 apply

mutatis

mu-
tandis.
15.12 Matters requiring immedia-
te attention
With regard to matters which

require immediate attention, and if

it is not feasible to

con-
vene

an

audio

or

video

conference

or

to

proceed

by

circular

resolution

within

the

time
available,

the Group

CEO may,

together with

two other

GEB members,

make decisions,
which

have

the

effect

of

GEB

resolutions.

GEB

members

who

could

not

be

reached

in
time must

be informed

together with

the Chairman

as soon

as possible.

Section 7.5

ap-
plies mutatis mutandis to such resolutions.
15.13 Assessment
At

least

annually,

the

Group

CEO

assesses

the

performance

of

the

GEB.

Such

a

review
seeks

to

determine

whether

the

GEB

functions effectively

and

efficiently.

In

light

of

the
annual assessment,

the Group CEO

must consider whether

any changes

should be made
to the composition of the GEB.
15.14 Further duties of GEB
members
In addition

to the

responsibilities for

each GEB

member set

out below,

further details

of
the responsibilities

and key

authorities delegated

to the

GEB members

are set

out in

the
annexes to these ORs and the relevant Business Regulations or terms of reference.
16 Group Chief Executive Officer
16.1 Appointment
The Group CEO is appointed by the Board upon proposal of the Chairman and the GNC.
16.2 Function, substitution
The

Group CEO

is the

highest executive

officer

of the

Group and

has responsibility

and
accountability for the management and performance of the Group.

The Group CEO nom-
inates

a

deputy

CEO

from

within

the

GEB,

who

is confirmed

by

the

Board. The

deputy
CEO shall temporarily

exercise all responsibilities

and authorities if

the Group CEO

should
be incapacitated or unavailable to exercise the function as Group CEO.

16.3 Main responsibilities and
authorities

The Group

CEO sets

the business

and corporate

agenda, ensures

sound and

timely deci-
sion-making

and

controls

the

implementation

of

decisions

made.

The

Group

CEO

is

in
particular responsible for the following:
(i)
ensuring the GEB fulfills its tasks and assumes its responsibilities;

(ii)
ensuring

alignment

of

the

individual

GEB

members

to

the

business

and

corporate
agenda;
(iii)
planning succession at GEB level;

(iv)
supporting and

advising

senior management,

as

well as

fostering an

integrated en-
trepreneurial leadership spirit across the Group;

(v)
assuming

a

leading

role

in

preparation

of

strategy,

risk,

compensation

and

govern-
ance principles for the Board’s consideration; and
(vi)
together with

the Chairman,

undertaking responsibility

for UBS’s

reputation and

en-
suring effective communications with

shareholders and stakeholders (see

also section
10.5).
16.4 Further responsibilities
and duties
In addition to the

responsibilities outlined in section 16.3,

the Group CEO has responsibil-
ity for management and control of the Group CEO Functions.
16.5 Right to overrule
decisions

The Group

CEO has

an all
-encompassing right

to information

about and

examination of
all matters

handled in

the business.

He has

the power

to overrule any

decisions made

by
any management body, including any resolution by the GEB (see section 15.9).

16.6 Reporting to the Board
The Group

CEO ensures

that the

Chairman and

the Board

are kept

informed in

a timely
and appropriate manner on

all matters falling within

the scope of their

responsibilities, as
well as important business

developments, issues or decisions

taken by the GEB

in particu-
lar with regard to matters which may have a material financial, operational or reputational impact on the Group.

Further,

the

Group

CEO

(either

personally

or

through

any

other GEB

member)

regularly
informs the Board on:
(i) key performance indicators and other relevant financial data of the Group;
(ii)
existing and emerging risks, issues and mitigating measures;

(iii)
updates on developments in important markets and on peers; and

(iv)
information on

all issues

which may

affect the

supervisory or

control function

of the
Board.
16.7 Reporting by GEB
members

Each member of the GEB detailed in sections 17 to 2 6 below reports directly to the Group
CEO and

shall inform

the Group

CEO or

GEB as appropriate

of material

matters and

key
developments within the scope

of their responsibilities. The

Group Functional Heads have
an obligation

to advise

the Chairman

and relevant

Committees on

significant issues

aris-
ing in the field of their responsibilities.
17 Group Chief Financial Officer
17.1 Responsibilities and autho-
rities
The Group CFO has in particular the following responsibilities:
(i)
managing

the

Group’s

financial

accounting,

controlling,

forecasting,

planning

and
reporting processes;
(ii)
ensuring transparency

in and

assessing the

financial performance

of the

Group and
the BDs;
(iii) developing the Group’s inorganic strategy in collaboration with the GEB and support-
ing GEB members in mergers and acquisitions,

as well as equity investment topics, by
monitoring the progress of key inorganic growth initiatives;
(iv)
managing and

controlling the

Group’s tax

affairs, treasury

and capital

management,
including funding and liquidity risk, and regulatory capital ratios;

(v)
ensuring

asset

and

liability

management

by

balancing

consumption

of

the

Group’s
financial resources;
(vi)
consulting with

the AC

to make

proposals to

the Board

regarding the

standards for
accounting to

be adopted by

UBS Group AG

and the Group

and defining the

stand-
ards for financial reporting and disclosure;

(vii)
managing relations with analysts and investors in coordination with the Group CEO;

(viii)
under the supervision

of the AC,

coordinating the working

relationships with the

ex-
ternal auditors; and
(ix) managing the function “Group Finance”.
18 Group Chief Operations and Technology Officer
18.1 Responsibilities and autho-
rities
The Group C OTO has in particular the following responsibilities:
(i)
formulating

the

approach,

objectives,

financial

and

execution

plans

for

the

Group
Operations and Technology Office area in support of the BDs and GF;
(ii)
driving

Group-wide

digitalization,

delivering

IT

services,

tools

and

infrastructure,

in-
cluding cyber protection and IT security, in line with the needs of the BDs and GF;
(iii) overseeing the prioritization of the technology enabled change initiatives;
(iv) directing and governing all IT development and engineering management activities;
(v)
delivering

operational

services,

maintaining

and

overseeing

the

Group’s

crisis

man-
agement operations and providing Group-wide data governance; and
(vi) managing the function “Group Operations and Technology Office”.
19 Group Chief Risk Officer
19.1 Responsibilities and autho-
rities
The Group CRO has in particular the following responsibilities:
(i)
the development

of the

Group’s risk

management and

control framework

(including
risk

principles

and

risk

appetite)

for

the

credit,

market,

country,

liquidity,

funding,
model, and environmental and social risk categories, as well as the implementation of independent control

frameworks for

these risk

categories, on the

basis of

and in

ac-
cordance with the framework approved by the Board, including:
(a) risk measurement, aggregation, portfolio controls and risk reporting; and
(b)
taking decisions on transactions, positions, exposures, portfolio limits and allowances
in accordance with the risk control authorities

delegated to the Group CRO;
(ii)
monitoring

and

challenging

the

Group’s

risk-taking

activities

for

the

risk

categories
under Group CRO responsibility; and
(iii) managing the function “Group Risk Control”.

20 Group General Counsel
20.1 Responsibilities and autho-
rities
The Group GC has in particular the following responsibilities:
(i)
managing the

Group’s legal

affairs and

ensuring effective

and timely

assessment of
legal matters impacting the Group or its businesses;
(ii)
providing the legal advice required by the Group;

(iii)
management and reporting of all

litigation and other significant contentious

matters,
including all legal proceedings, that involve UBS; and
(iv) managing the function “Group Legal”.
21 Group Chief Compliance and Governance Officer
21.1 Responsibilities and autho-
rities
The Group CCGO has in particular the following responsibilities:
(i)
developing the

Group’s risk

management and

control framework

(including taxono-
mies and

risk appetite)

for non-financial

risks as well

as implementing

the independ-
ent control frameworks for these risks;
(ii) developing the Group’s governmental policy and regulatory approach;
(iii)
coordinating

external

governmental

and

regulatory

relations

and

overseeing

im-
portant

regulatory

matters,

including

key

regulatory

change

programs

across

the
Group;
(iv) managing the firm’s new business governance process;
(v)
developing global

and local

recovery and

resolution plans

and defining

adequate re-
solvability improvement measures;
(vi)
developing the

Group’s organization

and legal

entity structure,

as well

as corporate
governance standards;
(vii)
governing the

Group’s internal

and external

investigations portfolio

and performing
important investigations; and
(viii) managing the function “Group Compliance, Regulatory & Governance”.
22 Head Group Human Resources & Group Corporate Services
22.1 Responsibilities and autho-
rities
The Head GHR&GCS has in particular the following responsibilities:
(i)
defining

and

executing

an

HR

strategy

aligned

to

UBS’s

objectives,

positioning

the
Group as employer

of choice and

providing HR services

to employees as

well as stra-
tegic advice to line

managers and GEB members supporting

them to attract, engage,
develop and retain talent;
(ii)
supplying real estate infrastructure and general administrative services to the Group;

(iii)
directing

and

controlling

all

supply

and

demand

management

activities,

supporting
the Group with

its third-party risk and

sourcing strategies and managing

the Group’s
near-/offshore, outsourcing and supplier-related processes; and
(iv) managing the function “Group Human Resources & Group Corporate Services”.
23 Group Integration Officer
23.1 Responsibilities and autho-
rities
The Group IO has in particular the following responsibilities:
(i)
developing

the

Group’s

integration

strategy

with

regard

to

Credit

Suisse

within
agreed design principles and in accordance with the Group strategy;
(ii) coordinating with integration teams and, if required, other GEB members to ensure coherent and consistent execution of integration plans and milestones;
(iii)
prioritizing

integration activities

and

monitoring

overall progress,

coordinating

man-
agement of

operational and

execution risks

and issues,

as well

as overseeing

devel-
opment of migration plans and interdependencies;

(iv)
ensuring regular

communication and appropriate

escalation to the

GEB, or other

rel-
evant governance bodies;

(v)
challenging

timelines,

operating

models,

synergies,

and

deliverables,

as

appropriate
and for the benefit of the Group; and
(vi) managing the function “Group Integration”.
24 Regional Presidents
24.1 Responsibilities and autho-
rities

The Regional Presidents have in particular the following responsibilities:
(i) cross-divisional collaboration;
(ii)
representing the Group to the broader public in their region;

(iii)
providing input to and facilitating the implementation of the Group’s strategy; and

(iv)
for Significant

Group Entities,

Significant Regional

Entities and Significant

Branches, the
Regional Presidents

assume responsibility

for certain

entity governance

processes.

24.2 Reporting obligation
The Regional Presidents

shall inform the relevant

GEB member of any

activities and issues
that may

give rise

to actual

or potential

material regulatory

or reputational

concerns and
of other relevant matters within the scope of their responsibilities.

25 Divisional Presidents
25.1 Responsibilities and autho-
rities
The Divisional Presidents have in particular the following responsibilities:
(i)
proposing

BD

strategies

in

line

with

the

Group

strategy

taking

into

account

input
from the Regional Presidents;
(ii) the operation and management of their BD;
(iii)
controlling and

administering the

dedicated financial

resources, risk

appetite, people
and infrastructure of the BD;

(iv)
collaborating

with

the

Regional

Presidents

to

support

them

in

the

exercise

of

their
competences with regard to certain key entity governance processes; and
(v)
the success, risks, results and value of their BD.

They are

further accountable

for the

front-to-back control

environment of

the respective
BD and

are supported

by the

Group Functional Heads,

who are accountable

for confirm-
ing end-to-end completeness and effectiveness of the respective Group Function.
26 Credit Suisse AG Chief Executive Officer
26.1 Responsibilities and autho-
rities
The CS AG CEO has in particular the following responsibilities:
(i)
the

operation,

management

and

performance

of

the

Credit

Suisse

businesses

in
alignment

with

the

strategy,

risk

appetite

and

governance

principles

set

by

the
Group;
(ii)
managing financial

and non-financial

risks and

regulatory issues

of the

Credit Suisse
businesses;

(iii) ensuring Credit Suisse’s operational continuity and client focus;
(iv)
ensuring

appropriate

escalation

and

reporting

of

significant

matters

related

to

the
Credit Suisse businesses within the Group;

(v)
collaborating

with

other

GEB

members

to

facilitate

consolidated

management

and
control

of

the

Credit

Suisse

businesses

across

divisional,

functional and

regional

di-
mensions; and
(vi) supporting and facilitating a swift integration of Credit Suisse into the Group.

Group Internal Audit
27 Scope, responsibilities, authorities and reporting
27.1 Scope
Group IA is the internal audit function for the Group.
27.2 Responsibilities
Group IA independently, objectively and systematically assesses the:
(i) soundness of the Group’s risk and control culture;
(ii)
reliability

and

integrity

of

financial

and

operational

information,

including

whether
activities are properly, accurately and completely recorded, and the quality of underly-
ing data and models; and
(iii) design, operating effectiveness and sustainability of:
(a)
processes to define strategy and risk appetite,

as well as the overall adherence to
the approved strategy;

(b) governance processes;
(c)
risk management,

including whether

risks are

appropriately identified

and man-
aged;
(d)
internal controls,

specifically whether

they are

commensurate with

the risks

tak-
en;
(e) remediation activities; and
(f)
processes

to

comply

with

legal

and

regulatory

requirements,

internal

policies,
and the Group’s constitutional documents and contracts.

Group IA

also conducts

special audits

at the

request of

the AC or

other Board

members,
Committees or the Group CEO in consultation with the AC.
27.3 Charter
Details of

the role,

responsibilities and

authorities of

Group IA

are set

out in

the charter
for

Group

IA.

The

charter

is

approved

by

the

Board

on

the

recommendation

of

the
Chairman and the AC.
27.4 Access rights
Group IA possesses unrestricted auditing rights within the Group;

it has access at all times
to all

accounts, books,

records, systems,

property

and personnel

to fulfill its

auditing re-
sponsibilities. The

Head Group

IA

has open,

direct and

unrestricted access

to the

Chair-
man, the RC and the AC, as well as to the Group CEO.
27.5 Independence
Group

IA

is

independent

in

determining

its

activities,

in

particular

when

defining

audit
scope and executing

audit engagements. Group

IA reports are not

subject to any instruc-
tions or restrictions, and its authority to audit is unrestricted.

28 Head Group IA
28.1 Reporting
The Head Group IA reports directly to the Chairman. In addition, the

Head Group IA has a
functional reporting line to the AC in line with the responsibilities of the AC as set forth in the AC charter. The Head Group IA

must inform the AC of the results

of the annual inter-
nal audit

plan and

the status

of annual

internal audit

objectives and

must be

in regular
contact with the AC.

28.2 Appointment
The Head Group IA is appointed by the Board based on the proposal of the Chairman and the AC.

28.3 Responsibilities
The Head Group IA is responsible for:
(i)
maintaining

and

developing

a

professional

audit

team

with

sufficient

knowledge,
skills and experience to

meet the requirements of these

ORs, the audit charter, future
challenges and emerging risks;
(ii)
developing an annual audit plan based on an annual risk assessment;

(iii) continuously considering the firm’s risk profile and audit universe;
(iv)
reviewing and assessing the audit plan at least quarterly as well as implementing the
approved annual audit plan (including any changes and

special projects) and covering
the audit

universe in

a risk-based

audit cycle,

in accordance

with the

budget and re-
source plan approved by the AC;

(v)
delivering assurance

over the effective

and sustainable remediation

of issues,

taking
a risk-based approach;

(vi)
issuing quarterly

governance and

annual activity

reports which

provide an

overview
of significant audit results and other key developments;

(vii)
coordinating the scope of Group IA’s work

with external auditors to provide optimal
audit coverage;

(viii)
maintaining effective relationships with UBS’s regulators; and

(ix) leveraging Group IA’s audit results with the activities of other control functions with-
in UBS, while maintaining independence.

Special provisions
29 Authority to sign
29.1 In general
Signing in the name of UBS Group AG requires two authorized signatures to be binding.
The Board shall designate those persons authorized to sign on behalf of UBS Group AG.
29.2 Signing authority rules
The

Board

issues

signing

authority

rules,

specifying

details

and

principles,

including

the
scope

of

signature

authorities

and

possible

extensions,

exceptions

to

the

joint

signature
authority

principle,

and

the

possibility

for

signatories

of

UBS

Entities

to

sign

on

behalf

of UBS Group AG. In addition, UBS Entities establish their own rules, according to manda-
tory provisions of local law, rules and regulations.
30 Form of signature
30.1 Signature form
All authorized signatories sign by adding their signature to the name of the legal entity on whose behalf they act.
31
Conduct of Board and GEB members

31.1 Duty of care and loyalty
Each member

of the

Board and the

GEB is under

a duty to

carry out their

responsibilities
with

due care

and to

safeguard and

further the

interests of

UBS and

of all

of its

share-
holders.
31.2 Conflicts of interest
The Board

and GEB

members must

arrange their

personal and

business affairs,

including
their affairs with regard

to a related person or

company, so as to avoid,

as much as possi-
ble, an actual, perceived or potential conflict with the interests of the Group.
31.3 Disclosure of conflict of in-
terest
Each Board member must

disclose to the Chairman, and

each GEB member must disclose
to

the

Group CEO,

any

conflict of

interest

generally arising

or relating

to

any

matter to

be discussed at a meeting, as soon as the Board or GEB member becomes aware of its ex-
istence.
31.4 Procedural measures
Unless exceptional circumstances dictate that in the

best interests of UBS,

a Board

or GEB
member

with

a

conflict of

interest

shall

not

participate in

the

discussions and

decision-
making involving the interest at stake, the Board or GEB member with a conflict of interest
shall participate

in discussions

and:
(i)
a

double

vote

(a

vote

with

and

a

vote

without

the

conflicted

individual)

shall

take
place;
(ii)
a binding decision on the matter requires the same outcome in both votes;

(iii)
the

Chairman

or

the

Group CEO

must advise

the

respective Corporate

Body

of

the
conflict of interest; and
(iv)
the existence of the conflict must be recorded in the meeting minutes.

In the event of doubt, the Chairman or the Group CEO

shall request the respective Corpo-
rate Body to

determine whether

a conflict

of interest

or exceptional

circumstances

exist.
Further, section.

2.5 applies where

GEB members

have additional

reporting lines

within legal
entities of

the Group.
31.5 Duty of confidentiality
Except for

information already

in the

public
domain, each

Board and

GEB member

shall
handle all

information relating to

the Group learned

during the

performance of their

du-
ties

with

the

utmost

discretion

at

all

times.

Such

information

may

only

be

disclosed

to
third parties with

prior written clearance from

the Chairman or the

Group CEO. This obli-
gation and duty

continues even after the

term of office of

the Board or

GEB member has
expired for as long as the relevant information remains confidential.

31.6 Benefits of Board and GEB
members

If a Board

or a GEB

member becomes aware

of the fact

that they may

receive a financial
or non-financial benefit other than any salary, remuneration or other benefit from UBS, as
a result of employment within the Group, that person must:
(i) promptly inform the Board, in the case of a Board member or the Group CEO; and
(ii)
promptly inform the Group

CEO, in the case of

a GEB member other than

the Group
CEO.

32 Entry into force, amendments
32.1 Entry into force
These ORs replace

the former regulations of
12 June 2023

governing the internal organi-
zation of UBS

Group AG and

come into effect

on 1 March

2024, based on

a Board reso-
lution of UBS Group AG dated 25 January 2024.
32.2 Amendments
These ORs may be amended by the Board only with the approval of FINMA.

Annex A –
Organizational
chart of UBS Group AG

Shareholders
Board of Directors
Chairman
Board Committees
Audit Committee
Compensation Committee
Corporate Culture and Responsibility Committee
Governance and Nominating Committee
Risk Committee
Group Internal Audit
Group Executive Board
Group CEO
Business divisions
Global Wealth Management
Personal & Corporate Banking
Asset Management
Investment Bank
Non-Core and Legacy
Group Functions
Credit Suisse CEO
Regions
Americas, Asia Pacific, EMEA, Switzerland
Group Asset and Liability Committee

Organizational chart of UBS Group AG

Annex B –
Charter of the
Committees of the Board

Contents
Introduction
1

Basis and purpose
27
Membership and constitution
2

Number of Committee members, their independence and knowledge
28
3

Constitution
28
Responsibilities and authorities
4

Delegation of responsibilities and authorities
29
5

Audit Committee
29
6

Compensation Committee

30
7

Corporate Culture and
Responsibility Committee

31
8

Governance and Nominating Committee

32
9

Risk Committee
34
10

Further responsibilities and authorities
35
11

Delegation to a member or subcommittee
35
12

Information rights
35
13

Meeting with third parties
35
Meetings and resolutions of the Committees
14

Meetings
36
15

Resolutions and information rights
36
Reporting
16

Regular reporting
37
17

Special reporting
37
Special provisions
18

Confidentiality
38
19

Self-assessment and adequacy review
38

Introduction
1 Basis and purpose
1.1
Basis
This Committees’ charter is

enacted by the

Board pursuant to articles

716
–
716b CO, arti-
cles 25 and 27 of the AoA and sections 5.9 and 13.3 of the ORs.

1.2
Purpose
The purpose of

this Committees’ charter

is to set

out the objectives,

composition and re-
sponsibilities of the permanent Board Committees, being:
(i)
the Audit Committee;

(ii)
the Compensation Committee;

(iii)
the Corporate Culture and Responsibility Committee;

(iv) the Governance and Nominating Committee; and
(v) the Risk Committee.

Membership and constitution
2 Number of Committee members, their independence and knowledge
2.1 Minimum number of Com-
mittee members
Each Committee must have at least three Committee members.
2.2 Independence
Each Committee

must consist

of members

of the Board

who:
(i)
with respect

to the

Compensation Committee,

GNC and

CCRC, are

independent, in
a majority, as defined by section 3.2 of the ORs;

(ii)
with

respect

to

the

AC, fulfill

the independence

criteria

set

out

in

sections

2.3 and
2.4 of this Committees’ charter; and
(iii)
with respect

to the

RC, are

independent, in

a majority,

as defined

by section

3.2 of
the

ORs and

fulfill the

independence

criteria

set

out

in

section 2.4

of

this

Commit-
tees’ charter.
At least one

member of

the RC must

also be a member

of the
Compensation

Committee.
2.3
Special independence

rules for AC members
In addition to

the independence criteria

set out in

section 3.2 of

the ORs, each

AC mem-
ber must meet

the requirements set

forth in rule

10A-3 of the

Securities Exchange Act

of
1934 and the New York Stock Exchange rules.
2.4
Special rules for AC and

RC members
Each AC and RC member must:
(i)
not be

an affiliated

person of UBS;

for the avoidance

of doubt, serving

as a member
of the Board

of a subsidiary

of UBS Group AG

or an affiliated company

of the Group
and receiving remuneration for such

activity does not, of itself,

make an AC or an

RC
member an affiliated person; and
(ii)
not receive

any consulting,

advisory or

other compensatory

fees from

UBS or

any of
its affiliated

persons other

than in their

capacity as a

Board member

or a Committee
member.
Each AC

member must

not serve

on the

audit committee

of more

than two

other public
companies, unless the Board has made a determination that such AC member or prospec-
tive AC member has the availability to properly fulfill their duties with UBS.
2.5 Special rules for GNC mem-
bers
At least one of the Vice Chairmen and/or the SID is a member of the GNC.
2.6 Knowledge
Committee

members

must

have

the

necessary knowledge

and

experience

to

fulfill

their
functions.
2.7 Membership and presence
of the Chairman
Generally, the Chairman or one of the

Vice Chairmen chairs the GNC. The Chairman

may,
in consultation

with the

relevant Chairperson,

attend the

meetings of

other Committees
as a non-voting guest.

3 Constitution
3.1 Appointment and removal
by the Board

The Chairperson

and the

Committee members,

with the

exception of

the Compensation
Committee

members,

are appointed

pursuant

to

section 4.3

of

the

ORs, and

the Board
may remove

any Committee

member or

any Chairperson

at any

time. Should

a vacancy
arise on

any Committee,

even if

the minimum

number of

Committee members

pursuant
to section

2.1 of this

Committees’ charter is

still met, the

Board may appoint

the missing
member from among its members for the remaining term of office.

Responsibilities and authorities
4 Delegation of responsibilities and authorities
4.1 In general
Pursuant to section 13.3 of the ORs, the

Committees have the responsibilities and author-
ities set out in the annexes to the ORs.

5 Audit Committee
5.1 In general
The function of the AC

is to support the

Board in fulfilling its oversight duty relating to
fi-
nancial

reporting

and

internal

controls

over

financial

reporting,

the

effectiveness

of

the
external and internal audit functions, and the effectiveness of whistleblowing procedures.
Management is responsible for the preparation,

presentation and integrity of the financial
statements, while

the external

auditors are

responsible for

auditing financial

statements.
The AC’s responsibility is one of oversight and review.
5.2
Responsibilities

and

autho-
rities
The AC’s responsibilities

and authorities

for UBS Group

AG and the

Group are to:
(i) Financial reporting:
(a)
monitor the integrity of

the financial statements and

any announcements related
to

financial

performance, and

review

significant financial

reporting

judgements
contained in

them, before

recommending

their approval

to the Board;

(b)
advise the

Board on whether

the annual

report and

financial statements,

taken as a
whole, are fair, balanced and understandable, and provide the information neces-
sary for shareholders to assess the company’s position and performance, business model and strategy;
(c)
review the

organization and

completeness of

the

financial reporting process,

in-
cluding the Group’s

internal control

system and procedures

as they relate

to the in-
tegrity of the financial statements,

taking into account the reports

provided by the
GEB,

the

external auditors,

Group

IA,

regulators or

other

information as

deter-
mined by the

Committee

to be appropriate;

(d)
review management’s

SOX 404 report in relation to internal

controls over financial
reporting;

(e) review significant accounting policies and practices and compliance with account-
ing standards;

and
(f)
review arrangements for compliance with the Group’s legal, regulatory and other
requirements (including tax matters) as they relate to the

integrity of the financial
statements

or financial

report;
(ii) External audit:
(a)
oversee the Group’s

relationship

with and assess

the qualifications,

expertise, effec-
tiveness, independence and

performance of

the

external auditors

and

their lead
audit partner; support the Board in reaching a

decision in relation to the appoint-
ment, reappointment or dismissal of the external auditors and the rotation of the
lead audit

partner;

(b)
approve the engagement

letter of the external

auditors, including

the scope of the
audit and the

fees and terms

for the planned

audit work;
(c)
oversee all

audit and permitted

non-audit services

provided by

the external

auditors
and establish

such policies

as the Committee

deems appropriate;

(d)
annually review the external auditors’

summary of adjusted and unadjusted differ-
ences; and
(e)
review the

regulatory

audit plan

and the results

of regulatory

audits;
(iii) Group IA:
(a)
monitor and assess the effectiveness,

independence and performance

of the Head
Group IA and

Group IA;

(b)
approve

Group

IA’s

annual

audit

plan

and

objectives including

subsequent im-
portant amendments;

(c)
monitor Group

IA’s discharge

of its annual

audit objectives;

and
(d)
order special audits

to be conducted

either by Group IA

or by mandating third

par-
ties and

review and

approve such requests from

other Board members,

Commit-
tees or the

Group CEO;

(iv)
Whistleblowing

and investigations:
(a)
review the effectiveness of the

firm’s whistleblowing policies and procedures and
ensure that

appropriate

whistleblowing

mechanisms

are in place;
(b)
review on

a

quarterly basis the

levels of

new and

pending whistleblowing cases
and reports

on complaints

made regarding

accounting,

auditing

or other matters;
(c)
review on a

quarterly basis

reports on

internal investigations;

and
(d)
conduct or direct

any investigation,

including the

retention of

external advisors

and
consultants (at UBS’s expense), as it considers necessary to discharge its responsi-
bilities; and
(v)
Human Resources:

(a)
annually provide input on the

performance of the Group CFO,

Group GC, Group
CRO and Group

CCGO to the

Group CEO; and
(b)
review and

make recommendations to

the

Board regarding

decisions relating

to
the hiring and

dismissal

of the Group

CFO.
6 Compensation Committee
6.1 In general
The function of

the Compensation Committee is

to support

the Board

in its

duties to

set
guidelines on

compensation and benefits,

to oversee

implementation thereof, to

approve
certain compensation

and to scrutinize

executive

performance.
6.2 Responsibilities and autho-
rities
The Compensation

Committee’s

responsibilities

and authorities

are to:
(i)
Group compensation

strategy and

principles:
(a)
periodically review the

Group compensation strategy

and principles

and propose
any material

changes to

the Board for

approval; and
(b)
evaluate the

effectiveness

of pay for

performance

results across

the Group;

(ii)
GEB performance

targets and

objectives:

(a)
propose, upon proposal of the Chairman, financial and non-financial performance
targets and

objectives

for the Group

CEO for approval

by the Board;
(b)
review, upon

proposal of the Group CEO,

the performance

framework for

the oth-
er GEB members;

and
(c)
inform the Board of the Group CEO’s financial and non-financial performance tar-
gets

and

objectives, as

well

as

the

performance framework

for

the

other

GEB
members;

(iii)
GEB performance

assessments:
(a)
propose, upon

proposal

of the

Chairman, the

Group CEO’s

performance assess-
ment for approval

by the Board;
(b)
propose, upon proposal

of the

Group CEO,

the performance assessments of

the
other GEB members

for approval

by the Board;

and

(c)
inform the Board

of the

performance assessments of all GEB

members, including
the Group CEO;
(iv)
Compensation

framework

and plans:
(a)
approve

key

features

of

the

compensation framework

and

plans

for

the

non-
independent

Board members

and GEB members;

(b)
be

informed of

key features

of the

compensation framework and

plans for

em-
ployees other

than GEB members;

(c)
approve key terms of any new or amended compensation

plans or other compen-
sation arrangements with a

material financial, reputational or strategic

impact or
significant

use of UBS

Group AG shares;
(d)
be informed

of key terms

of any new or

amended pension

and benefit

plans with

a
material financial,

reputational

or strategic

impact;
(e)
approve the

share ownership

policy for

GEB members;
(f)
propose, upon proposal of the Chairman, the remuneration/fee framework for in-
dependent Board

members for

approval by

the Board;

and
(g)
approve, upon

proposal

of the

Chairman and

Group CEO,

the remuneration/fee
frameworks for external supervisory board

members of

Significant Group Entities
and be

informed of

remuneration/fee frameworks for external

supervisory board
members of

Significant

Regional Entities;

(v)
Compensation

governance:
(a)
approve key terms

for material individual variations to

standard employment and
termination agreements

for non-independent Board members

and, upon proposal
of the

Chairman, for the Group

CEO and,

upon proposal

of the

Group CEO, for
other GEB members;
(b)
approve the engagement

of and fees for any external

advisors/consultants

retained
by the Compensation Committee; considering factors relevant to the advisors’ in-
dependence from management and any

requirements under New York

Stock Ex-
change listing standards prior to selecting, or receiving advice from any such advi-
sor/consultant;
(c)
propose to

the Board

for approval the

annual compensation report and

approve
other material

public disclosures

on UBS compensation

matters;
(d)
approve

the

peer

group

framework used

for

non-independent Board

and

GEB
members’

pay comparison

purposes;

(e)
meet with the

RC annually to

ensure that the

compensation framework supports
appropriate risk

awareness and

management, as

well as

appropriate risk-taking;
and
(f)
be

informed

of

major

regulatory developments,

shareholder initiatives

and

best
practices

in executive

compensation;
(vi)
Other compensation

competencies:
(a)
approve the total compensation

for the Chairman and

the non-independent

Board
members;
(b)
propose, upon proposal

of the

Chairman, the total

compensation for the

Group
CEO for approval

by the Board;
(c)
propose, upon proposal

of the Group

CEO, the individual total compensation for
the other GEB

members for

approval by

the Board;
(d)
approve, upon

proposal of

the

Chairman, the

total

compensation for

the

Head
Group IA, the

Group Company Secretary and,

upon proposal of

the Group CEO,
the total

compensation for former GEB

members for the

first financial year

after
leaving the

GEB;
(e)
propose, to

the Board,

for approval

by the general

meeting of

the shareholders

and
subject to

the relevant

periods as

outlined in

the AoA:
a.
the maximum

aggregate amount

of compensation

for the Board;
b.
the maximum

aggregate amount

of fixed compensation

for the GEB;

and

c.
the aggregate

amount of

variable compensation

for the GEB;
(f)
For employees

within the

Group:

a. approve the total individual compensation for the 50 highest-paid employees
(excluding

GEB members)

at year-end

compensation

review;

b.
be informed

of all employees

with an annual

total compensation

of USD 3 mil-
lion or more,

and approve all

employees

with an annual

total compensation

of
USD 5 million

or more;

c.
be

informed of

or

approve

retention awards,

severance payments,

replace-
ment awards

and

sign-on payments

above internally

defined thresholds,

in-
cluding commitments

to compensate

new hires;

and
d.
approve the total individual compensation

of certain employees based on ad-
ditional regulatory

requirements;

these approval authorities can be delegated

to the Chairperson of the Compensa-
tion Committee;
(g)
be informed of business performance

progress and other variables

that impact the
funding of

the performance

award pool;

and
(h)
propose, upon proposal

of the

Group CEO,

the final

annual Group performance
award pool to

the Board

for approval and

approve, upon proposal

of the

Group
CEO, the performance

award pools

for the BDs

and GF.
7 Corporate Culture and Responsibility Committee
7.1 In general
The CCRC supports

the Board in its

duties to safeguard

and advance

the Group’s reputation
for responsible and sustainable conduct. Its

function is forward-looking in that

it monitors
and reviews societal trends and transformational

developments and assesses their potential
relevance for

the

Group. In

undertaking this

assessment, it

reviews stakeholder

concerns
and expectations pertaining

to the societal performance of UBS and to the development

of
its corporate culture. The CCRC’s function also encompasses

the monitoring of the current
state and

implementation of the

programs and

initiatives within the

Group pertaining

to
corporate culture

and corporate

responsibility

including sustainability.

7.2 Responsibilities and autho-
rities
The CCRC’s

responsibilities

and authorities

are to:
(i)
General:

(a)
monitor and advise the Board on current and

emerging societal trends and devel-
opments of

potential relevance

for the Group;

(b)
review and

assess the

current state and

implementation of the

corporate culture
and corporate

responsibility

programs

and initiatives

within the

Group; and
(c)
monitor the consistent

application of the behaviors

of accountability

with integrity,
collaboration

and innovation

within UBS;

(ii)
Frameworks

and regulations:

(a)
monitor and advise

the Board on evolving

external corporate

culture and corporate
responsibility

regulations,

standards

and practices;

(b)
conduct the annual

review process

for the Code of Conduct

and Ethics of UBS

and
make proposals

for amendments

to the Board;

and
(c) reaffirm UBS’s frameworks pertaining to the programs and initiatives outlined be-
low on an annual

basis;

(iii)
Strategy:

(a)
monitor the effectiveness

of actions taken by UBS relating to the corporate

culture
and corporate

responsibility regulations and

policies, as

well as

the objectives

of
UBS;
(b)
support the GEB,

if required, in

the adjustment of

processes pertaining to corpo-
rate culture

and corporate

responsibility;
(c)
approve Group

Sustainability

and Impact’s

overall strategy

and annual objectives;
(d)
reaffirm the

Group’s memberships

in organizations,

as well as

commitments

with a
sustainability

and/or impact

topic focus,

on an annual

basis; and
(e)
support a

strong and

responsible corporate culture

firmly founded

in

a

spirit of
long-term thinking;
(iv)
Programs and

initiatives:

oversee UBS’s

corporate culture

and corporate

responsibility

programs

and initiatives,
including:

(a)
Group Sustainability

and Impact;
(b)
three keys

to success;
(c)
sustainable

finance (including

sustainable

and impact

investing);
(d)
client and

corporate philanthropy;
(e)
environmental

and social

risk management;
(f)
climate strategy

(including

net zero commitment);
(g)
human rights

(including

modern slavery

prevention);
(h)
in-house environmental

management;
(i)
responsible

supply chain

management;

(j)
diversity,

equity and

inclusion;
(k) client satisfaction;
(l) talent management;
(m)
working environment;

and

(n)
other evolving

initiatives;
(v)
Reporting,

communications

and engagements:
(a)
advise the Board on the

reporting of the Group’s corporate culture and corporate
responsibility

strategy and

activities;
(b)
review and propose

to the

Board for

approval the annual

sustainability report in-
cluding the

relevant sections

of the Group’s

annual reporting;
(c)
provide oversight

of the annual

sustainability

report related

disclosures

and the sus-
tainability

disclosure

assurance

audit process;

and
(d)
monitor and review communications

on corporate culture and corporate responsi-
bility with

stakeholders (including relevant

organizations and

sustainability rating
and ranking

bodies) and

their effectiveness with

regard to

the reputation

of

the
Group.
8 Governance and Nominating Committee
8.1 In general
The function of the GNC is to

support the Board in fulfilling its duty to establish best prac-
tices in corporate governance across the Group, including conducting a Board assessment, establishing

and maintaining

a process for

appointing new

Board and GEB

members, as

well
as for the

annual performance

assessment

of the Board.

8.2 Responsibilities and autho-
rities
The GNC’s

responsibilities

and authorities

are to:
(i) Corporate governance:
(a)
address all

significant

corporate

governance

issues affecting

the Group;
(b) develop, maintain and review these ORs and make proposals to the Board for ap-
proval;

(c)
make

recommendations to

the

Board

concerning further

corporate

governance
matters and

practices;

(d)
review the

corporate governance

section of

the Group’s

annual report;

(e)
coordinate as

required the work

of the other Committees

regarding corporate

gov-
ernance in

their specific

areas of expertise;
(f)
plan and manage proposals

for changes in Board

membership,

taking into account
factors including:

a.
the size and

composition

of the Board,

as well as

its Committees;

and
b.
the skill mix,

industry experience,

diversity considerations

and responsibilities

of
Board members;
(g)
annually review the Board members’ independence and present its assessment to
the Board for

approval;
(h)
approve mandates of Board and

GEB members pursuant to articles 31

and 36

of
the AoA and

applicable

internal

policies; and

(i)
approve the appointment

of supervisory

board members

for Significant

Group Enti-
ties upon proposal

by the Group

CEO and ensure

the Chairperson

of the respective
Board Committee of UBS Group AG is consulted on the appointment of Chairper-
sons to equivalent

committees

for Significant

Group Entities;
(ii)
annually review

the Committees’

charter, taking

into account

best practices;

(iii)
Identification

and nomination

of new Board

members:
(a)
develop, maintain and review principles

and criteria regarding the recruitment

and
nomination of new Board members

and Committee members,

approve their exist-
ing mandates, assess their

independence pursuant to section 3.2

of the

ORs and
provide specific

proposals to

the Board for

approval;

(b)
review and

propose new

candidates for

membership of

the Board

to

be

recom-
mended for election by

the shareholders at

an AGM

or EGM

in accordance with
selection criteria

approved by

the Board;

and
(c)
manage a succession

plan for Board

and Committee

membership;
(iv)
Board education:

(a)
ensure the establishment

of a satisfactory induction

program for new Board mem-
bers and a satisfactory ongoing training

and education program for existing

Board
members and

Committee members;

and
(b)
maintain a list

of trainings attended by

individual Board members (maintained by
the Group Company

Secretary on

behalf of the

GNC);
(v)
Performance

evaluation:
(a) set the criteria for and oversee the annual assessment of the performance and ef-
fectiveness

of the Chairman,

the Board as

a whole and

each Committee;
(b)
conduct an annual assessment of the performance

and effectiveness of the Chair-
man and of

the Board as

a whole (which includes an appraisal by

an external ex-
pert at

least every

three years),

report to

the

Board the

conclusions and

recom-
mendations and assess on a timely basis whether

or not Board members are to be
proposed for

re-election

by the AGM;

(c) ensure that each Committee carries out and oversees a self-assessment of its per-
formance and

reports the conclusions

and any recommendations

for change to

the
Board; and
(d)
ensure that each Committee

is subject to an external

assessment every

three years;
and
(vi) Human resources:
supervise

and approve,

together with

the Chairman,

the succession

planning for

all GEB
members and propose their appointment for

approval by the

Board (for this purpose,
the GNC receives information from the

Compensation Committee on its performance
evaluation of

the GEB members).
8.3 Responsibilities and author-
ities of the

Vice Chairman and/or SID
In accordance with section 2.5 of

this Committees’ charter, at least one of

the Vice Chair-
men and/or

the SID is

a member of

the GNC. The

respective

GNC member

is required:
(i)
together with

the GNC, to lead the

Board in the ongoing

monitoring and

annual evalu-
ation of the

Chairman; and
(ii)
in conjunction with

the Chairman and the

GNC, to ensure good

corporate governance,
balanced leadership

and control

within the

Group, the

Board and

the Committees.

9 Risk Committee
9.1 In general
The function of the

RC is

to oversee and support the

Board in fulfilling its duty to

set and
supervise an

appropriate

risk management

and control

framework

in the areas

of:

(i)
financial and

non-financial

risks; and
(ii)
balance sheet,

treasury and

capital management,

including funding,

liquidity and

equity
attribution.

The

RC

considers the

potential effects of

the aforementioned risks

on

the Group’s

repu
-
tation.

9.2 Responsibilities and autho-
rities
The RC’s responsibilities

and authorities

are to:
(i)
Risk management

and control:
(a)
review and

propose to

the

Board the

guiding principles

and

framework for

risk
management and

control (including

risk appetite,

delegation of

risk authorities

and
major risk limits) relative to UBS’s

operations, assess

management’s respective

pro-
posals and

recommend

any required

changes to

the Board;

(b) review and approve the risk appetite methodology (including objectives and bind-
ing scenarios) relative

to the Group’s activities

and risk profiles, including

allocation
of responsibilities

within the

risk management

and control

framework;
(c)
review and propose

to the

Board the risk,

capital, liquidity and funding, and

bal-
ance sheet

section of

the annual

report of the

Group;
(d)
periodically

assess the

appropriateness

of major policies

and procedures

adopted by
the GEB relating

to the risk

management

and control

of significant

risks;
(e)
review and make

recommendations

to the Board based

on proposals

from the GEB
in relation

to material

risk limits

and periodically review

allocations and authority
levels relating

to those limits.

Material risk

limits include

those relating

to portfolios,
concentrations, products, sectors or other

categories relevant to the

strategy, risk
profile and

risk

capacity of

UBS

Group

AG

and

the

Group

as

approved by

the
Board;
(f)
review and approve

the principal characteristics of the

Group’s risk measurement
framework (including changes thereto) used to identify, model, measure, monitor and report risks;
(g)
monitor and oversee the

risk profile of

UBS Group AG

and the Group

within the
context of

the Board-determined

risk profile,

risk capacity

and limit

structure;
(h)
systematically review high-risk areas of

the Group and

assess the effectiveness of
the steps

taken by the

GEB to manage

or mitigate

such risks;
(i)
review and assess the asset and liability management

framework, including

alloca-
tion of

responsibilities, limits, capital allocation to BDs and GF,

liquidity and fund-
ing;
(j)
review regulatory framework reforms affecting

areas within the scope of the

RC’s
mandate and

recommend

any required

changes to

the Board;
(k)
consider the

Group’s strategy to

deal with

anticipated or existing

high-level risks
and assist the

Board by reviewing and

assessing management’s proposals in rela-
tion to strategy;
(l)
review management’s proposals and as appropriate propose to the

Board for ap-
proval a global

recovery plan

and global

resolution

strategy;
(m)
review management’s

assessments of UBS’s non-financial

risk exposures and relat-
ed risk-oriented

activity

plans;
(n)
periodically

review

material

communications (including

formal

assessments) be-
tween UBS and

its principal

regulators;

(o)
review projects

and remediation

activities (as

determined by the

RC) undertaken by
the management to address critical changes to the risk management/control envi-
ronment; and
(p)
periodically

meet

with

the

Compensation Committee

to

ensure

that

the

com-
pensation framework appropriately reflects risk awareness and management, and ensures appropriate

risk-taking;
(ii) Risk reporting:
(a)
determine risk reporting requirements that allow for an

effective oversight by the
RC and communicate changes to report owners if

reporting requirements are not
met or change;

(b)
review risk reports, including reports from management that assess the likelihood
of

risks

materializing, the

monitoring of

emerging trends

via

forecasts or

stress
tests, the adequacy and appropriateness of the internal controls to manage those risks and that contain agreed

measures to reduce risks

or deal with specific

risk sit-
uations including

stress situations;

and

(c)
receive periodic

updates on

limitations that

prevent full

risk data

aggregation in
the risk reports; and
(iii) Human Resources:
(a)
annually provide input on the performance

of the Group CRO, Group CFO, Group
GC and the

Group CCGO

to the Group

CEO; and

(b)
review and

make recommendations to

the

Board regarding

decisions relating

to
the hiring and

dismissal

of the Group

CRO and the

Group CCGO.
10
Further responsibilities

and authorities
10.1 Further responsibilities
and authorities
The Board may

entrust further

powers and

duties to the

Committees

by Board resolution.
11 Delegation to a member or subcommittee
11.1 Further delegation by the
Committees
Each Committee may delegate some of its tasks to one of its members or to a subcommit-
tee comprised of

two or

more of

its members. Such

delegations shall be

recorded in

the
Committee’s

minutes and

the Chairman

must be informed.
12 Information rights
12.1 Committees
In accordance with the

procedure set out in

section 8.4 of

the ORs, each

Committee may
request any relevant information or special reports from

any GEB member or

Group IA on
matters relating

to its respective

responsibilities

set out in

this Committees’

charter.
12.2 Committee members
For the information

rights of

each Board member,

see section

8 of the ORs.
13 Meeting with third parties
13.1 Meeting with third parties
The Committees may,

in performing their duties,

take advice from and meet as a body

with
third

parties.

In

consultation with

the

Group

CEO,

they

may

meet

with

regulators. The
Chairperson

shall inform

the Chairman

accordingly.

Meetings and resolutions of the Committees
14 Meetings
14.1 Number of meetings
Each Committee meets as often as its business requires, but at least:
(i) four times a year for the AC, the RC and the Compensation Committee; and
(ii)
twice a year for the CCRC and the GNC.

The AC and RC hold at least four joint meetings a year.
The Compensation Committee and RC periodically hold joint meetings.
14.2 Request, invitation, agen-
da, notice period, chair, and
format
Committee meetings, including joint meetings, are called and held in compliance with the rules set out in the

ORs (sections 6.2 to 6.5 and

6.8 of the ORs to be

applied mutatis mu-
tandis).
14.3 Presence of third parties
at Committee meetings
Each Chairperson

may, on their

own motion or

upon request of

any Committee

member
or

the

Chairman,

invite

GEB

members,

as

well

as

other

persons,

to

attend

Committee
meetings. The Group CEO will be informed accordingly.
14.4 Special rules for the AC
The AC holds Committee meetings:
(i)
normally with the

participation of the

Head Group IA, representatives

of the external
auditors,

the Group

CEO,

the Group

CFO, and

the Group

Controller and

Chief Ac-
counting Officer; and
(ii)
periodically, only

with the

participation of

the Head

Group IA,

the external

auditors,
or with members of management, or a combination of any of the aforementioned.
14.5 Special rules for the CCRC
The CCRC normally

holds Committee meetings

with the participation

of the Group

CEO
,
the Head Group Sustainability and Impact, and the Chief Sustainability Officer.
14.6 Special rules for the Com-
pensation Committee
The Compensation Committee normally holds Committee meetings with the participation
of

the Group

CEO, the

Head GHR&GCS,

the Global

Head of

Reward and

external advi-
sors.
14.7 Special rules for the RC
Generally,

the

Group

CEO,

the Group

CFO,

the

Group

CRO, the

Group

GC,

the

Group
CCGO, the Head Group

IA and representatives of

the external auditors participate

(to the
extent necessary) in

each meeting of

the RC. The invitation

of other persons is

at the dis-
cretion of the RC.
14.8 Resolutions
Resolutions are

passed by

an absolute

majority of

the votes

of Committee

members pre-
sent; in

case of

a tie,

the decision

is passed

on to

the Board

and decided

in accordance
with section

7.2 of

the ORs.

Sections 7.2

to 7.4

of the

ORs apply

mutatis mutandis

with
regard to circular resolutions.
14.9 Minutes
The minutes

of Committee

meetings, including joint

meetings, must fulfill

the conditions
set out in sections 6.9, 6.10 and 7.5 of the ORs and be distributed to the Chairman.

15 Resolutions and information rights
15.1 Resolutions and informati-
on rights
Sections

7,

8.2,

8.3 and

8.4

of the

ORs apply

mutatis

mutandis to

the
decision-making
process and the information rights of the Committees and the Committee members.

Reporting
16 Regular reporting
16.1 In general
Each Chairperson ensures that

the Chairman and the

Board are kept informed

in a timely
and appropriate manner. Each Chairperson (either personally or through another Commit-
tee member) regularly reports to the

Board at the Board meetings on the current activities
of their Committee and on important Committee issues, including all matters falling with-
in the duties and responsibilities of the Board, namely:

(i) proposals for resolutions to be considered, or other action to be taken by the Board;
(ii)
resolutions

and

decisions

made

by

the

Committee

and

the

material

considerations
that led to such resolutions and decisions; and
(iii) activities and important findings of the Committee.
16.2 Submitting of proposals
and recommendations
Each Chairperson submits, in writing, the proposals and

resolutions mentioned in sections
16.1(i) and (ii)

of this Annex

to the ORs

to the Board

unless such proposals

are contained
in the Committee minutes; the remaining reporting is generally done orally.
16.3 Annual reporting of the
Committees
Each

Committee

annually

submits

a

report

to

the

Board,

detailing

the

activities

of

the
Committee during the previous twelve months.
17 Special reporting
17.1 AC
Following the completion of

the audit and the annual

financial statements, the AC Chair-
person submits annually to the Chairman, for the attention of the Board:
(i)
the AC’s

assessment of

the qualification,

independence and

performance of

the ex-
ternal auditors;
(ii)
the AC’s assessment of the design of the Group’s internal

control system for financial
reporting

and the

coordination and

interaction

between

Group IA

and

the external
auditors; and
(iii)
a recommendation regarding the audited financial statements in UBS’s annual report.

Special provisions
18 Confidentiality
18.1 Special rule
The deliberations of the Compensation Committee and GNC are handled with the utmost discretion and

are

to be

communicated outside

of

these Committees

only

to the

extent
permitted by

the Chairpersons of

these Committees.

The Chairman

is exempted

with re-
gard to the confidentiality of deliberations.
19 Self-assessment and adequacy review
19.1 Self -assessment and ade-
quacy review
Each Committee

reviews the

adequacy of

its charter

at regular

intervals, but

at least

an-
nually,

and

recommends

to

the

GNC

any

changes

considered

to

be

necessary

or appropriate. For

the self-assessment, section 9

of the ORs is

to be applied

mutatis mu-
tandis.

UBS Group AG
P.O.

Box
CH-8098 Zurich
ubs.com